Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	4Q'16 vs. 4Q'15		Dec 31, 2016	Dec 31, 2015	YTD'16 vs. YTD'15
EARNINGS
Net interest income	$3,628	$3,481	$3,212	$3,209	$3,208	$420	13.1%	$13,530	$12,093	$1,437	11.9%
Retailer share arrangements	(811)	(757)	(664)	(670)	(734)	(77)	10.5%	(2,902)	(2,738)	(164)	6.0%
Net interest income, after retailer share arrangements	2,817	2,724	2,548	2,539	2,474	343	13.9%	10,628	9,355	1,273	13.6%
Provision for loan losses	1,076	986	1,021	903	823	253	30.7%	3,986	2,952	1,034	35.0%
Net interest income, after retailer share arrangements and provision for loan losses	1,741	1,738	1,527	1,636	1,651	90	5.5%	6,642	6,403	239	3.7%
Other income	85	84	83	92	87	(2)	(2.3)%	344	392	(48)	(12.2)%
Other expense	918	859	839	800	870	48	5.5%	3,416	3,264	152	4.7%
Earnings before provision for income taxes	908	963	771	928	868	40	4.6%	3,570	3,531	39	1.1%
Provision for income taxes	332	359	282	346	321	11	3.4%	1,319	1,317	2	0.2%
Net earnings	$576	$604	$489	$582	$547	$29	5.3%	$2,251	$2,214	$37	1.7%
Net earnings attributable to common stockholders	$576	$604	$489	$582	$547	$29	5.3%	$2,251	$2,214	$37	1.7%

COMMON SHARE STATISTICS
Basic EPS	$0.70	$0.73	$0.59	$0.70	$0.66	$0.04	6.1%	$2.71	$2.66	$0.05	1.9%
Diluted EPS	$0.70	$0.73	$0.58	$0.70	$0.65	$0.05	7.7%	$2.71	$2.65	$0.06	2.3%
Dividend declared per share	$0.13	$0.13	$—	$—	$—	$0.13	NM	$0.26	$—	$0.26	NM
Common stock price	$36.27	$28.00	$25.28	$28.66	$30.41	$5.86	19.3%	$36.27	$30.41	$5.86	19.3%
Book value per share	$17.37	$16.94	$16.45	$15.84	$15.12	$2.25	14.9%	$17.37	$15.12	$2.25	14.9%
Tangible common equity per share(1)	$15.34	$14.90	$14.46	$13.86	$13.14	$2.20	16.7%	$15.34	$13.14	$2.20	16.7%

Beginning common shares outstanding	825.5	833.9	833.8	833.8	833.8	(8.3)	(1.0)%	833.8	833.8	—	—%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	—	0.1	0.1	—	—	—	—	0.2	—	0.2	NM
Shares repurchased	(8.1)	(8.5)	—	—	—	(8.1)	NM	(16.6)	—	(16.6)	NM
Ending common shares outstanding	817.4	825.5	833.9	833.8	833.8	(16.4)	(2.0)%	817.4	833.8	(16.4)	(2.0)%

Weighted average common shares outstanding	820.5	828.4	833.9	833.8	833.8	(13.3)	(1.6)%	829.2	833.8	(4.6)	(0.6)%
Weighted average common shares outstanding (fully diluted)	823.8	830.6	836.2	835.5	835.8	(12.0)	(1.4)%	831.5	835.5	(4.0)	(0.5)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS(1)
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	4Q'16 vs. 4Q'15		Dec 31, 2016	Dec 31, 2015	YTD'16 vs. YTD'15
PERFORMANCE METRICS
Return on assets(2)	2.6%	2.8%	2.4%	2.8%	2.7%		(0.1)%	2.7%	2.9%		(0.2)%
Return on equity(3)	16.3%	17.4%	14.6%	18.1%	17.5%		(1.2)%	16.6%	19.1%		(2.5)%
Return on tangible common equity(4)	18.5%	19.8%	16.6%	20.8%	20.1%		(1.6)%	18.9%	22.0%		(3.1)%
Net interest margin(5)	16.22%	16.27%	15.86%	15.76%	15.73%		0.49%	16.01%	15.77%		0.24%
Efficiency ratio(6)	31.6%	30.6%	31.9%	30.4%	34.0%		(2.4)%	31.1%	33.5%		(2.4)%
Other expense as a % of average loan receivables, including held for sale	5.00%	4.92%	5.04%	4.82%	5.28%		(0.28)%	4.93%	5.25%		(0.32)%
Effective income tax rate	36.6%	37.3%	36.6%	37.3%	37.0%		(0.4)%	36.9%	37.3%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.62%	4.38%	4.49%	4.70%	4.23%		0.39%	4.53%	4.33%		0.20%
30+ days past due as a % of period-end loan receivables(7)	4.32%	4.26%	3.79%	3.85%	4.06%		0.26%	4.32%	4.06%		0.26%
90+ days past due as a % of period-end loan receivables(7)	2.03%	1.89%	1.67%	1.84%	1.86%		0.17%	2.03%	1.86%		0.17%
Net charge-offs	$847	$765	$747	$780	$697	$150	21.5%	$3,139	$2,691	$448	16.6%
Loan receivables delinquent over 30 days(7)	$3,295	$3,008	$2,585	$2,538	$2,772	$523	18.9%	$3,295	$2,772	$523	18.9%
Loan receivables delinquent over 90 days(7)	$1,546	$1,334	$1,143	$1,212	$1,273	$273	21.4%	$1,546	$1,273	$273	21.4%

Allowance for loan losses (period-end)	$4,344	$4,115	$3,894	$3,620	$3,497	$847	24.2%	$4,344	$3,497	$847	24.2%
Allowance coverage ratio(8)	5.69%	5.82%	5.70%	5.50%	5.12%		0.57%	5.69%	5.12%		0.57%

BUSINESS METRICS
Purchase volume(9)	$35,369	$31,615	$31,507	$26,977	$32,460	$2,909	9.0%	$125,468	$113,615	$11,853	10.4%
Period-end loan receivables	$76,337	$70,644	$68,282	$65,849	$68,290	$8,047	11.8%	$76,337	$68,290	$8,047	11.8%
Credit cards	$73,580	$67,858	$65,511	$63,309	$65,773	$7,807	11.9%	$73,580	$65,773	$7,807	11.9%
Consumer installment loans	$1,384	$1,361	$1,293	$1,184	$1,154	$230	19.9%	$1,384	$1,154	$230	19.9%
Commercial credit products	$1,333	$1,385	$1,389	$1,318	$1,323	$10	0.8%	$1,333	$1,323	$10	0.8%
Other	$40	$40	$89	$38	$40	$—	—%	$40	$40	$—	—%
Average loan receivables, including held for sale	$72,987	$69,525	$66,943	$66,705	$65,406	$7,581	11.6%	$69,220	$62,120	$7,100	11.4%
Period-end active accounts (in thousands)(10)	71,890	66,781	66,491	64,689	68,314	3,576	5.2%	71,890	68,314	3,576	5.2%
Average active accounts (in thousands)(10)	68,701	66,639	65,531	66,134	64,892	3,809	5.9%	66,928	62,643	4,285	6.8%

LIQUIDITY
Liquid assets
Cash and equivalents	$9,321	$13,588	$11,787	$12,500	$12,325	$(3,004)	(24.4)%	$9,321	$12,325	$(3,004)	(24.4)%
Total liquid assets	$13,612	$16,362	$13,956	$14,915	$14,836	$(1,224)	(8.3)%	$13,612	$14,836	$(1,224)	(8.3)%
Undrawn credit facilities
Undrawn credit facilities	$6,700	$7,150	$7,025	$7,325	$6,075	$625	10.3%	$6,700	$6,075	$625	10.3%
Total liquid assets and undrawn credit facilities	$20,312	$23,512	$20,981	$22,240	$20,911	$(599)	(2.9)%	$20,312	$20,911	$(599)	(2.9)%
Liquid assets % of total assets	15.09%	18.77%	16.94%	18.27%	17.66%		(2.57)%	15.09%	17.66%		(2.57)%
Liquid assets including undrawn credit facilities % of total assets	22.52%	26.98%	25.47%	27.24%	24.90%		(2.38)%	22.52%	24.90%		(2.38)%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Return on assets represents net earnings as a percentage of average total assets.
(3) Return on equity represents net earnings as a percentage of average total equity.
(4) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Net interest margin represents net interest income divided by average interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	4Q'16 vs. 4Q'15		Dec 31, 2016	Dec 31, 2015	YTD'16 vs. YTD'15
Interest income:
Interest and fees on loans	$3,919	$3,771	$3,494	$3,498	$3,494	$425	12.2%	$14,682	$13,179	$1,503	11.4%
Interest on investment securities	28	25	21	22	15	13	86.7%	96	49	47	95.9%
Total interest income	3,947	3,796	3,515	3,520	3,509	438	12.5%	14,778	13,228	1,550	11.7%

Interest expense:
Interest on deposits	188	188	179	172	165	23	13.9%	727	607	120	19.8%
Interest on borrowings of consolidated securitization entities	64	63	59	58	56	8	14.3%	244	215	29	13.5%
Interest on third-party debt	67	64	65	81	80	(13)	(16.3)%	277	309	(32)	(10.4)%
Interest on related party debt	—	—	—	—	—	—	—%	—	4	(4)	(100.0)%
Total interest expense	319	315	303	311	301	18	6.0%	1,248	1,135	113	10.0%

Net interest income	3,628	3,481	3,212	3,209	3,208	420	13.1%	13,530	12,093	1,437	11.9%

Retailer share arrangements	(811)	(757)	(664)	(670)	(734)	(77)	10.5%	(2,902)	(2,738)	(164)	6.0%
Net interest income, after retailer share arrangements	2,817	2,724	2,548	2,539	2,474	343	13.9%	10,628	9,355	1,273	13.6%

Provision for loan losses	1,076	986	1,021	903	823	253	30.7%	3,986	2,952	1,034	35.0%
Net interest income, after retailer share arrangements and provision for loan losses	1,741	1,738	1,527	1,636	1,651	90	5.5%	6,642	6,403	239	3.7%

Other income:
Interchange revenue	167	154	151	130	147	20	13.6%	602	505	97	19.2%
Debt cancellation fees	68	67	63	64	62	6	9.7%	262	249	13	5.2%
Loyalty programs	(157)	(145)	(135)	(110)	(125)	(32)	25.6%	(547)	(419)	(128)	30.5%
Other	7	8	4	8	3	4	133.3%	27	57	(30)	(52.6)%
Total other income	85	84	83	92	87	(2)	(2.3)%	344	392	(48)	(12.2)%

Other expense:
Employee costs	315	311	301	280	285	30	10.5%	1,207	1,042	165	15.8%
Professional fees	164	174	154	146	165	(1)	(0.6)%	638	645	(7)	(1.1)%
Marketing and business development	130	92	107	94	128	2	1.6%	423	433	(10)	(2.3)%
Information processing	88	87	81	82	83	5	6.0%	338	297	41	13.8%
Other	221	195	196	198	209	12	5.7%	810	847	(37)	(4.4)%
Total other expense	918	859	839	800	870	48	5.5%	3,416	3,264	152	4.7%

Earnings before provision for income taxes	908	963	771	928	868	40	4.6%	3,570	3,531	39	1.1%
Provision for income taxes	332	359	282	346	321	11	3.4%	1,319	1,317	2	0.2%
Net earnings attributable to common stockholders	$576	$604	$489	$582	$547	$29	5.3%	$2,251	$2,214	$37	1.7%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION(1)
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015
Assets
Cash and equivalents	$9,321	$13,588	$11,787	$12,500	$12,325	$(3,004)	(24.4)%
Investment securities	5,110	3,356	2,723	2,949	3,142	1,968	62.6%
Loan receivables:
Unsecuritized loans held for investment	52,332	47,517	44,854	41,730	42,826	9,506	22.2%
Restricted loans of consolidated securitization entities	24,005	23,127	23,428	24,119	25,464	(1,459)	(5.7)%
Total loan receivables	76,337	70,644	68,282	65,849	68,290	8,047	11.8%
Less: Allowance for loan losses	(4,344)	(4,115)	(3,894)	(3,620)	(3,497)	(847)	24.2%
Loan receivables, net	71,993	66,529	64,388	62,229	64,793	7,200	11.1%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	712	733	704	702	701	11	1.6%
Other assets	2,122	2,004	1,833	2,327	2,080	42	2.0%
Total assets	$90,207	$87,159	$82,384	$81,656	$83,990	$6,217	7.4%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$51,896	$49,611	$46,220	$44,721	$43,215	$8,681	20.1%
Non-interest-bearing deposit accounts	159	204	207	256	152	7	4.6%
Total deposits	52,055	49,815	46,427	44,977	43,367	8,688	20.0%
Borrowings:
Borrowings of consolidated securitization entities	12,388	12,411	12,236	12,423	13,589	(1,201)	(8.8)%
Bank term loan	—	—	—	1,494	4,133	(4,133)	(100.0)%
Senior unsecured notes	7,759	7,756	7,059	6,559	6,557	1,202	18.3%
Related party debt	—	—	—	—	—	—	—%
Total borrowings	20,147	20,167	19,295	20,476	24,279	(4,132)	(17.0)%
Accrued expenses and other liabilities	3,809	3,196	2,947	2,999	3,740	69	1.8%
Total liabilities	76,011	73,178	68,669	68,452	71,386	4,625	6.5%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,393	9,381	9,370	9,359	9,351	42	0.4%
Retained earnings	5,330	4,861	4,364	3,875	3,293	2,037	61.9%
Accumulated other comprehensive income:	(53)	(24)	(20)	(31)	(41)	(12)	29.3%
Treasury Stock	(475)	(238)	—	—	—	(475)	NM
Total equity	14,196	13,981	13,715	13,204	12,604	1,592	12.6%
Total liabilities and equity	$90,207	$87,159	$82,384	$81,656	$83,990	$6,217	7.4%

(1) In January 2016, we adopted ASU 2015-03, Interest–Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires the presentation of deferred issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of the debt liability. Accordingly, we have reclassified issuance costs associated with our borrowings and certain brokered deposits, from other assets, and reflected as a reduction of borrowings and interest-bearing deposit accounts, as applicable, for each period presented to conform to the current period presentation. Related selected financial metrics included within this Financial Data Supplement have also been updated where applicable to reflect this reclassification.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2016			Sep 30, 2016			Jun 30, 2016			Mar 31, 2016			Dec 31, 2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,723	$17	0.58%	$12,574	$16	0.51%	$11,692	$14	0.48%	$12,185	$16	0.53%	$12,070	$9	0.30%
Securities available for sale	4,253	11	1.03%	3,018	9	1.19%	2,805	7	1.00%	2,995	6	0.81%	3,445	6	0.69%

Loan receivables:
Credit cards, including held for sale	70,195	3,851	21.83%	66,746	3,705	22.08%	64,269	3,432	21.48%	64,194	3,436	21.53%	62,834	3,432	21.67%
Consumer installment loans	1,374	31	8.98%	1,331	31	9.27%	1,235	28	9.12%	1,159	27	9.37%	1,163	26	8.87%
Commercial credit products	1,367	36	10.48%	1,390	35	10.02%	1,373	33	9.67%	1,313	35	10.72%	1,361	36	10.49%
Other	51	1	NM	58	—	—%	66	1	NM	39	—	—%	48	—	—%
Total loan receivables, including held for sale	72,987	3,919	21.36%	69,525	3,771	21.58%	66,943	3,494	20.99%	66,705	3,498	21.09%	65,406	3,494	21.19%
Total interest-earning assets	88,963	3,947	17.65%	85,117	3,796	17.74%	81,440	3,515	17.36%	81,885	3,520	17.29%	80,921	3,509	17.20%

Non-interest-earning assets:
Cash and due from banks	691			641			774			1,277			1,268
Allowance for loan losses	(4,226)			(3,977)			(3,729)			(3,583)			(3,440)
Other assets	3,394			3,240			3,209			3,256			3,133
Total non-interest-earning assets	(141)			(96)			254			950			961

Total assets	$88,822			$85,021			$81,694			$82,835			$81,882

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$50,901	$188	1.47%	$47,926	$188	1.56%	$45,490	$179	1.58%	$44,101	$172	1.57%	$42,079	$165	1.56%
Borrowings of consolidated securitization entities	12,387	64	2.06%	12,369	63	2.03%	12,291	59	1.93%	12,950	58	1.80%	13,550	56	1.64%
Bank term loan(2)	—	—	—%	—	—	—%	374	7	7.53%	2,565	24	3.76%	4,507	28	2.46%
Senior unsecured notes	7,758	67	3.44%	7,408	64	3.44%	6,809	58	3.43%	6,558	57	3.50%	5,810	52	3.55%
Related party debt	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Total interest-bearing liabilities	71,046	319	1.79%	67,703	315	1.85%	64,964	303	1.88%	66,174	311	1.89%	65,946	301	1.81%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	180			203			217			226			147
Other liabilities	3,563			3,314			3,046			3,534			3,396
Total non-interest-bearing liabilities	3,743			3,517			3,263			3,760			3,543

Total liabilities	74,789			71,220			68,227			69,934			69,489

Equity
Total equity	14,033			13,801			13,467			12,901			12,393

Total liabilities and equity	$88,822			$85,021			$81,694			$82,835			$81,882
Net interest income		$3,628			$3,481			$3,212			$3,209			$3,208

Interest rate spread(3)			15.86%			15.89%			15.48%			15.40%			15.39%
Net interest margin(4)			16.22%			16.27%			15.86%			15.76%			15.73%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended June 30, 2016, March 31, 2016, and December 31, 2015 were 2.51%, 2.47%, and 2.26% respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2016			Twelve Months Ended Dec 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,943	$63	0.53%	$11,406	$28	0.25%
Securities available for sale	3,327	33	0.99%	3,142	21	0.67%

Loan receivables:
Credit cards, including held for sale	66,533	14,424	21.68%	59,603	12,932	21.70%
Consumer installment loans	1,274	117	9.18%	1,119	104	9.29%
Commercial credit products	1,360	139	10.22%	1,359	142	10.45%
Other	53	2	3.77%	39	1	2.56%
Total loan receivables, including held for sale	69,220	14,682	21.21%	62,120	13,179	21.22%
Total interest-earning assets	84,490	14,778	17.49%	76,668	13,228	17.25%

Non-interest-earning assets:
Cash and due from banks	890			904
Allowance for loan losses	(3,879)			(3,340)
Other assets	3,290			2,857
Total non-interest-earning assets	301			421

Total assets	$84,791			$77,089

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$47,163	$727	1.54%	$38,060	$607	1.59%
Borrowings of consolidated securitization entities	12,532	244	1.95%	13,853	215	1.55%
Bank term loan(2)	789	31	3.93%	5,357	136	2.54%
Senior unsecured notes	7,135	246	3.45%	4,949	173	3.50%
Related party debt	—	—	—%	125	4	3.20%
Total interest-bearing liabilities	67,619	1,248	1.85%	62,344	1,135	1.82%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	203			152
Other liabilities	3,437			3,015
Total non-interest-bearing liabilities	3,640			3,167

Total liabilities	71,259			65,511

Equity
Total equity	13,532			11,578

Total liabilities and equity	$84,791			$77,089
Net interest income		$13,530			$12,093

Interest rate spread(3)			15.64%			15.43%
Net interest margin(4)			16.01%			15.77%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the 12 months ended December 31, 2016 and December 31, 2015 were 2.48% and 2.23%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS(1)
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015
BALANCE SHEET STATISTICS
Total common equity	$14,196	$13,981	$13,715	$13,204	$12,604	$1,592	12.6%
Total common equity as a % of total assets	15.74%	16.04%	16.65%	16.17%	15.01%		0.73%

Tangible assets	$88,546	$85,477	$80,731	$80,005	$82,340	$6,206	7.5%
Tangible common equity(2)	$12,535	$12,299	$12,062	$11,553	$10,954	$1,581	14.4%
Tangible common equity as a % of tangible assets(2)	14.16%	14.39%	14.94%	14.44%	13.30%		0.86%
Tangible common equity per share(2)	$15.34	$14.90	$14.46	$13.86	$13.14	$2.20	16.7%

REGULATORY CAPITAL RATIOS(3)
	Basel III Transition
Total risk-based capital ratio(4)	18.5%	19.5%	19.8%	19.4%	18.1%
Tier 1 risk-based capital ratio(5)	17.2%	18.2%	18.5%	18.1%	16.8%
Tier 1 leverage ratio(6)	15.0%	15.3%	15.6%	14.8%	14.4%
Common equity Tier 1 capital ratio(7)	17.2%	18.2%	18.5%	18.1%	16.8%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	17.0%	17.9%	18.0%	17.5%	15.9%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(3) Regulatory capital metrics at December 31, 2016 are preliminary and therefore subject to change.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.
(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	4Q'16 vs. 4Q'15		Dec 31, 2016	Dec 31, 2015	YTD'16 vs. YTD'15
RETAIL CARD
Purchase volume(1)(2)	$28,996	$25,285	$25,411	$21,550	$26,768	$2,228	8.3%	$101,242	$92,190	$9,052	9.8%
Period-end loan receivables	$52,701	$48,010	$46,705	$45,113	$47,412	$5,289	11.2%	$52,701	$47,412	$5,289	11.2%
Average loan receivables, including held for sale	$49,897	$47,420	$45,861	$45,900	$44,958	$4,939	11.0%	$47,421	$42,687	$4,734	11.1%
Average active accounts (in thousands)(2)(3)	54,489	52,959	52,314	52,969	52,038	2,451	4.7%	53,344	50,358	2,986	5.9%

Interest and fees on loans(2)	$2,909	$2,790	$2,585	$2,614	$2,594	$315	12.1%	$10,898	$9,774	$1,124	11.5%
Other income(2)	$70	$70	$69	$79	$76	$(6)	(7.9)%	$288	$339	$(51)	(15.0)%
Retailer share arrangements(2)	$(801)	$(752)	$(656)	$(661)	$(723)	$(78)	10.8%	$(2,870)	$(2,688)	$(182)	6.8%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,194	$4,152	$3,903	$3,392	$3,714	$480	12.9%	$15,641	$13,668	$1,973	14.4%
Period-end loan receivables	$15,567	$14,798	$13,997	$13,420	$13,543	$2,024	14.9%	$15,567	$13,543	$2,024	14.9%
Average loan receivables	$15,146	$14,391	$13,644	$13,482	$13,192	$1,954	14.8%	$14,188	$12,436	$1,752	14.1%
Average active accounts (in thousands)(3)	8,844	8,461	8,153	8,134	7,896	948	12.0%	8,410	7,478	932	12.5%

Interest and fees on loans	$523	$505	$467	$457	$462	$61	13.2%	$1,952	$1,719	$233	13.6%
Other income	$3	$3	$3	$4	$3	$—	—%	$13	$17	$(4)	(23.5)%
Retailer share arrangements	$(9)	$(3)	$(7)	$(7)	$(10)	$1	(10.0)%	$(26)	$(45)	$19	(42.2)%

CARECREDIT
Purchase volume(1)	$2,179	$2,178	$2,193	$2,035	$1,978	$201	10.2%	$8,585	$7,757	$828	10.7%
Period-end loan receivables	$8,069	$7,836	$7,580	$7,316	$7,335	$734	10.0%	$8,069	$7,335	$734	10.0%
Average loan receivables	$7,944	$7,714	$7,438	$7,323	$7,256	$688	9.5%	$7,611	$6,997	$614	8.8%
Average active accounts (in thousands)(3)	5,368	5,219	5,064	5,031	4,958	410	8.3%	5,174	4,807	367	7.6%

Interest and fees on loans	$487	$476	$442	$427	$438	$49	11.2%	$1,832	$1,686	$146	8.7%
Other income	$12	$11	$11	$9	$8	$4	50.0%	$43	$36	$7	19.4%
Retailer share arrangements	$(1)	$(2)	$(1)	$(2)	$(1)	$—	—%	$(6)	$(5)	$(1)	20.0%

TOTAL SYF
Purchase volume(1)(2)	$35,369	$31,615	$31,507	$26,977	$32,460	$2,909	9.0%	$125,468	$113,615	$11,853	10.4%
Period-end loan receivables	$76,337	$70,644	$68,282	$65,849	$68,290	$8,047	11.8%	$76,337	$68,290	$8,047	11.8%
Average loan receivables, including held for sale	$72,987	$69,525	$66,943	$66,705	$65,406	$7,581	11.6%	$69,220	$62,120	$7,100	11.4%
Average active accounts (in thousands)(2)(3)	68,701	66,639	65,531	66,134	64,892	3,809	5.9%	66,928	62,643	4,285	6.8%

Interest and fees on loans(2)	$3,919	$3,771	$3,494	$3,498	$3,494	$425	12.2%	$14,682	$13,179	$1,503	11.4%
Other income(2)	$85	$84	$83	$92	$87	$(2)	(2.3)%	$344	$392	$(48)	(12.2)%
Retailer share arrangements(2)	$(811)	$(757)	$(664)	$(670)	$(734)	$(77)	10.5%	$(2,902)	$(2,738)	$(164)	6.0%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)(2)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
COMMON EQUITY MEASURES
GAAP Total common equity	$14,196	$13,981	$13,715	$13,204	$12,604
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(712)	(733)	(704)	(702)	(701)
Tangible common equity	$12,535	$12,299	$12,062	$11,553	$10,954
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	337	299	282	281	280
Basel III - Common equity Tier 1 (fully phased-in)	$12,872	$12,598	$12,344	$11,834	$11,234
Adjustment related to capital components during transition	263	273	266	265	399
Basel III - Common equity Tier 1 (transition)	$13,135	$12,871	$12,610	$12,099	$11,633

RISK-BASED CAPITAL
Common equity Tier 1	$13,135	$12,871	$12,610	$12,099	$11,633
Add: Allowance for loan losses includible in risk-based capital	994	923	890	869	898
Risk-based capital	$14,129	$13,794	$13,500	$12,968	$12,531

ASSET MEASURES
Total average assets	$88,822	$85,021	$81,694	$82,835	$81,882
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,059)	(1,117)	(1,113)	(1,117)	(991)
Total assets for leverage purposes	$87,763	$83,904	$80,581	$81,718	$80,891

Risk-weighted assets - Basel III (fully phased-in)(3)	$75,941	$70,448	$68,462	$67,697	$70,493
Risk-weighted assets - Basel III (transition)(3)	$76,179	$70,660	$68,188	$66,689	$69,224

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$17.37	$16.94	$16.45	$15.84	$15.12
Less: Goodwill	(1.16)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.87)	(0.90)	(0.85)	(0.84)	(0.84)
Tangible common equity per share	$15.34	$14.90	$14.46	$13.86	$13.14

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Regulatory measures at December 31, 2016 are presented on an estimated basis.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.